Exhibit 10.1

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PROMISSORY NOTE

$1,000,000.00	Dated as of April 2, 2007

BioDelivery Sciences International (the “Company”) promises to pay to the order of Hopkins Capital Group II, LLC (the “Lender”) the principal sum of One Million Dollars and No cents ($1,000,000.00) in lawful money of the United States of America, on the terms and conditions described below.

1.      Principal. The principal balance of this Note shall be repayable on June 30, 2007.

2.      Interest. No interest shall accrue on the unpaid principal balance of this Note.

3.      Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4.      Events of Default. The following shall constitute Events of Default:

(a)      Failure to Make Required Payments. Failure by Company to pay the principal of this Note within five (5) business days following the date when due.

(b)      Voluntary Bankruptcy, Etc. The commencement by Company of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Company or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Company generally to pay its debts as such debts become due, or the taking of corporate action by Company in furtherance of any of the foregoing.

(c)      Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Company in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of its property, or ordering the winding-up

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or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5.      Remedies.

(a)      Upon the occurrence of an Event of Default specified in Section 4(a), Lender may, by written notice to Company, declare this Note to be due and payable, whereupon the principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)      Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the unpaid principal balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Lender.

6.      Waivers. Company and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note, and all benefits that might accrue to Company by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Company agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Lender.

7.      Unconditional Liability. Company hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender, and consents to any and all extensions of time, renewals, waivers, or modifications which may be granted by Lender with respect to the payment or other provisions of this Note, and agrees that additional Company, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.      Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery or (iv) sent by telefacsimile or (v) to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

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If to Company:

  BioDelivery Sciences International

  2501 Aerial Center Parkway

  Suite 205

  Morrisville, NC 27560

  Attn: Mark A. Sirgo, Pharm.D.

  Fax: (919) 653-5161

If to Lender:

  Hopkins Capital Group II, LLC

  324 Hyde Park Avenue

  Suite 350

  Tampa FL 33606

  Attn: Frank E. O’Donnell

  Fax: (813) 258-1658

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date reflected on a signed delivery receipt, or (iv) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

9.        Option To Enter Into Royalty Purchase. As further consideration for the loan made by Lender evidenced hereby, Company and Lender each have the right, to be exercised in such party’s sole discretion, to participate in and enter into, and to cause the non-exercising party to participate in and enter into, a royalty purchase agreement, on substantially similar terms and conditions as set forth on Exhibit A attached hereto, for a period of six (6) months from the date of this Note.

10.      Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE DOMESTIC, INTERNAL LAW, BUT NOT THE LAW OF CONFLICT OF LAWS, OF THE STATE OF NEW YORK.

11.      Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, Company, intending to be legally bound hereby, has caused this Note to be duly executed by its Chief Executive Officer the day and year first above written.

BIODELIVERY SCIENCES INTERNATIONAL

By:	/s/ Mark A. Sirgo
Mark A. Sirgo
President and Chief Executive Officer

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EXHIBIT A

Form of Royalty Purchase Agreement

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FORM OF

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT dated as of                     ,              (the “Effective Date”), among Hopkins Capital Group II, LLC (“HCG”), BioDelivery Sciences International, Inc. (“BioDelivery”), and Arius Pharmaceuticals, Inc., a wholly-owned subsidiary of BioDelivery (“Subsidiary”, and together with BioDelivery, the “Company”). HCG and Company are sometimes referred to herein individually as a “Party” and collectively as “Parties”.

WHEREAS, Company is developing the compound currently identified as fentanyl in conjunction with the BEMA Technology; and

WHEREAS, Company and HCG would like to set forth the terms and conditions pursuant to which HCG shall pay the Company US$5,000,000 and, in return, upon approval of the Fentanyl Product and subsequent commercialization of the Fentanyl Product, Company shall make payments to HCG based upon, among other things, revenue of the Company generated in connection with sales of the Fentanyl Product.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

The following terms, whether used in the singular or plural, shall have the following meanings:

1.1       “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Party, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least fifty percent (50%) of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests. For the avoidance of doubt, neither of the Parties shall be deemed to be an “Affiliate” of the other.

1.2       “Approval” means the approval by the relevant Governmental Authority(ies) required for the initial launch, marketing and sale of a Product for human therapeutic use in a particular jurisdiction (including but not limited, in jurisdictions other than the United States, to all pricing and reimbursement approvals).

1.3       “QLT” means QLT USA, Inc., a Delaware corporation.

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1.4      “QLT License” means that certain License Agreement executed between QLT and Subsidiary, dated May 27, 2004, as amended, attached hereto as Schedule 1.4, as the same may be amended from time to time.

1.5      “Arius Two License” means that certain License Agreement executed between Subsidiary and Arius Two, Inc. (“Arius Two”), dated August 2, 2006, as amended, attached hereto as Schedule 1.5, as the same may be amended from time to time.

1.6      “BEMA” or “BEMA Technology” means (i) with respect to the United States of America (and its territories and protectorates), the bioerodible mucoadhesive drug delivery technology claimed in the Patent Rights licensed to Subsidiary pursuant to the QLT License and (ii) with respect to all countries other than the United States of America (and its territories and protectorates), the bioerodible mucoadhesive drug delivery technology claimed in the Patent Rights licensed to Subsidiary pursuant to the Arius Two License.

1.7      “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized by Law to remain closed.

1.8      “Change of Control” shall mean a (a) change in ownership or control of a Party effected through any of the following transactions: (i) a merger, consolidation or other reorganization, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned such Party’s outstanding voting securities immediately prior to such transaction, (ii) any transfer or other disposition of all or substantially all of such Party’s assets, (iii) the acquisition, directly or indirectly by any person or related group of persons (other than such Party or a person that directly or indirectly controls, is controlled by, or is under common control with, such Party), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of such Party’s outstanding securities or (b) a change in the power to direct or cause the direction of the management and policies of a Party, directly or indirectly, whether through ownership of voting securities or by contract or otherwise.

1.9      “Commercially Reasonable Efforts” means, with respect to a Party, the efforts which would be used by that Party consistent with its normal business practices, which in no event shall be less than the level of efforts and resources expended by comparable small cap biotechnology companies with respect to a product or potential product at a similar stage in its development or product life, taking into account product labeling, market potential, medical and clinical considerations, the regulatory environment, financing environment, patent and other proprietary position and competitive market conditions in the therapeutic area, all as measured by the facts and circumstances at the time such efforts are due.

1.10     “Company Patent Rights” means the Patent Rights Controlled by the Company to the extent that they claim BEMA or Fentanyl Product, including without limitation the Patent Rights set forth in Schedule 1.10.

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1.11      “Compound” means fentanyl, including without limitation metabolites or prodrugs thereof, and any hydrates, conjugates, salts, esters, isomers, polymorphs or analogues of any of the foregoing.

1.12      “Confidential Information” has the meaning set forth in Section 5.2.

1.13      “Control” means, when used in reference to intellectual property, the possession of the ability to grant a license or sublicense as provided for herein without (i) requiring the consent of a third party or (ii) violating the terms of any agreement or other arrangement with any third party.

1.14      “Fentanyl Product” means, on a country-by-country and product-by-product basis, any product covered by the Company Patent Rights in the country of sale that contains the Compound alone or in combination with one or more other substances.

1.15      “First Commercial Sale” means the first commercial sale, following Approval, of a Product for human therapeutic use by the Company, an Affiliate thereof, or any sublicensee of either of the foregoing.

1.16      “GAAP” means US generally accepted accounting principles.

1.17      “Governmental Authority” means any court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country, (b) any foreign, federal, state, county, city or other political subdivision thereof or (c) any supranational body.

1.18      “Laws” means all laws, statutes, rules, codes, regulations, orders, judgments and/or ordinances of any Governmental Authority.

1.19      “Net Sales” means the gross amounts billed or invoiced by Company and its Affiliates, sublicensees and distributors, and each of their successors and assigns, for sales of the Products throughout the world, less the following deductions to the extent included in the gross invoiced sales price:

(a)     bona fide discounts (including but not limited to cash discounts, trade discounts, quantity discounts, and prompt payment discounts), credits, rebates, refunds, allowances, cost of free goods, adjustments, rejections, recalls and returns, including rebates, refunds, allowances, or credits granted with respect thereto, and charge-back payments granted to managed health care organizations or to Governmental Authorities, their agencies, and purchasers and reimbursers or to trade customers, recorded on the Company’s books in accordance with generally accepted accounting principles, including but not limited to wholesalers and chain and pharmacy buying groups, provided that such items relate to the Product and only the portion of such items related to the Product shall be deducted; and

(b)     taxes, tariffs and similar obligations, duties or other governmental charges (other than income or corporation taxes) levied on, absorbed or otherwise imposed on sales of the Product;

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If any such sales to third parties are made in transactions that are not at arm’s length between the buyer and the seller, then the gross amount to be included in the calculation of Net Sales shall be the amount that would have been invoiced had the transaction been conducted at arm’s length, subject to deductions set forth in subparagraphs (a) and (b) above. Such amount that would have been invoiced shall be determined, wherever possible, by reference to the average selling price of the relevant Product in arm’s-length transactions in such country. Notwithstanding the foregoing, amounts received by Company or its Affiliates, sublicensees or distributors for the sale of Products (i) among Company and its Affiliates, sublicensees or distributors for resale or (ii) for research or development purposes shall not, in either case, be included in the computation of Net Sales hereunder. Net Sales shall be determined from books and records maintained in accordance with GAAP, consistently applied throughout the organization and across all products of the entity whose sales of Products are giving rise to Net Sales.

Net Sales of a Combination Product (as defined below) shall be calculated as if the invoiced sales price for a Product included within the Combination Product is (i) the average sales price at which Company, its Affiliate, or a sublicensee or distributor thereof sells, in the calendar quarter of the applicable sale, the Product alone and not as a part of the Combination Product in the applicable country or, if the Product is not offered in a country except as part of the Combination Product, the average sales price at which the Product is sold alone across all countries in which such Product is sold, or (ii) to the extent the applicable Product has not been sold other than in a Combination Product, the amount reasonably specified between Company or its Affiliate, sublicensee, or distributor and any other party to an agreement regarding that Combination Product as the portion of the sales price attributable to the Product. In the event that Company includes a Product as part of a single bundled sale of separate products with separately stated prices, the Net Sales attributable to such Product shall be the higher of (i) the separately stated price stated for such Product sold in such bundled sale or (ii) the average price at which such Product is sold in the applicable country in a non-bundled sale or, if not sold in the applicable country in a non-bundled sale, the average price at which such Product is sold in a non-bundled sale across all countries in which such Product is sold. For purposes of this paragraph, “Combination Product” means a Product that is sold together with any other products and/or services at a unit price, whether packaged together or separately with another pharmaceutical product or other device, equipment, instrumentation, or other components (other than solely containers or packaging exclusively for the Product).

1.20      “Other Products” means, on a country-by-country and product-by-product basis, any products covered by Company Patent Rights that are not Fentanyl Products.

1.21      “Patent Rights” means patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts thereof in any country.

1.22      “Person” means any natural person or any corporation, company, partnership, joint venture, firm or other entity, including without limitation a Party.

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1.23      “Product” means Fentanyl Product or Other Product.

1.24      “Shortfall Amount” has the meaning set forth in Section 4.3.3.

ARTICLE 2

PRODUCT DEVELOPMENT; INTELLECTUAL PROPERTY

2.1      Development Diligence. Company shall use Commercially Reasonable Efforts to develop a Fentanyl Product.

2.2      Intellectual Property. Company shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain the Company Patent Rights owned by Company. Where Company Patent Rights, are not owned by Company, Company shall use Commercially Reasonable Efforts to enforce such Company Patent Rights in accordance with the terms of the instrument or agreement granting Company such rights.

ARTICLE 3

REGULATORY REPORTING

Company shall notify HCG promptly in writing upon (i) each receipt of an Approval of Fentanyl Product in the United States or any member country of the European Union, (ii) First Commercial Sale of Fentanyl Product in the United States, and (iii) First Commercial Sale of Fentanyl Product in any member country of the European Union.

ARTICLE 4

COMMERCIALIZATION AND FINANCIAL PROVISIONS

4.1      Commercialization Efforts. Company shall use Commercially Reasonable Efforts to market, distribute, sell and otherwise commercialize the Fentanyl Product.

4.2      Upfront Fees. HCG shall pay to Company an upfront payment amount of Five Million Dollars ($5,000,000) upon execution of this Agreement as consideration for the Company’s obligation to pay the amounts described below.

4.3      HCG Payments.

   4.3.1      Payments based on Net Sales. Commencing with respect to the first calendar quarter following the First Commercial Sale of a Fentanyl Product in the United States, Company will pay to HCG, on a quarterly basis, an amount based upon Net Sales of Fentanyl Products in the United States as follows:

(a)      **** of the first **** of Net Sales of Fentanyl Products in the United States; and

(b)      **** of Net Sales of Fentanyl Products in the United States exceeding the first **** of Net Sales of Fentanyl Products in the United States.

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4.3.2      Minimum HCG Payments. Commencing with respect to the first complete calendar year following the First Commercial Sale of a Fentanyl Product, if the payments made by Company to HCG pursuant to Section 4.3.1 with respect to any particular calendar year hereunder are less than ****, Company shall pay to HCG an amount equal to the difference between **** and the aggregate payments previously paid to HCG with respect to such calendar year (the “Shortfall Amount”), which Shortfall Amount payment shall be made to HCG at the time the payment for the fourth calendar quarter of such calendar year is paid to HCG pursuant to the terms of Section 4.3.6. Notwithstanding the foregoing, (i) the Company’s obligations under this Section 4.3.2 shall terminate once the Company’s total payments to HCG under this Agreement total **** and (ii) the Company shall not be required to pay any amounts to HCG under this Section 4.3.2 to the extent such payment would cause the Company’s payments to HCG under this Agreement to exceed ****.

4.3.3      No US Fentanyl Product Approval. If Approval of the Fentanyl Product in the United States is not obtained by December 31, 2008 but Approval of the Fentanyl Product is obtained in any country of the European Union prior to June 30, 2009, then, notwithstanding anything to the contrary, (i) the Company’s payment obligations under Sections 4.3.1 and 4.3.2 shall terminate and (ii) commencing with respect to the later of (A) the third calendar quarter of 2009 or (B) the first calendar quarter following the First Commercial Sale of a Fentanyl Product in the European Union, Company will pay to HCG, on a quarterly basis, an amount based upon Net Sales of Fentanyl Products as follows:

(a)      **** of the first **** of Net Sales of Fentanyl Products in the European Union and United States; and

(b)      **** of Net Sales of Fentanyl Products in the European Union exceeding the first **** of Net Sales of Fentanyl Products in the European Union and United States.

4.3.4      Termination Payment. The Company shall have the right, at any time, to terminate all payment obligations to HCG under this Agreement by providing written notice to HCG and paying HCG an amount equal to the greater of (i) **** or, if such notice is given after the Company’s first quarterly payment under Section 4.3.1 or 4.3.3 of this Agreement, (ii) an amount equal to the product of **** times the amount of the most recent quarterly payment paid to HCG pursuant to Section 4.3.5 (excluding, for purposes of such calculation, any amounts paid by the Company to HCG under Section 4.3.2 above). For purposes of clarification but not limitation, if the Company exercises the right provided under this Section 4.3.4 prior to its first payment to HCG under Section 4.3.1 or 4.3.3, the Company may exercise such right by providing notice and a payment of **** to HCG. Upon providing notice and payment to HCG under this Section 4.3.4, this Agreement and all payment obligations of the Company under this Agreement shall terminate.

Notwithstanding anything to the contrary contained in this Section, the Company shall have the right, at any time, to refund to HCG the upfront payment amount of Five Million

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Dollars ($5,000,000) to the extent that the Company has received notice from any regulatory authority that this Agreement violates any foreign, federal, state or local statute, law, rule or regulation, or to the extent that the Company has received an opinion of counsel that this Agreement is a material violation of any agreement or instrument to which the Company is a party. Upon payment of such amount to HCG by the Company, this Agreement shall terminate and neither party shall have any claim or right or action against the other party.

4.3.5      Timing of Payments. All amounts due HCG pursuant to Section 4.3.1 or 4.3.3, as applicable, shall be payable quarterly in arrears and such payments shall be made by Company to HCG within ninety (90) days after March 31, June 30, September 30 and December 31 of each year. Each quarterly payment shall be accompanied by a written statement as described in Section 4.3.6.

4.3.6      Written Statement. Along with each remittance of payments pursuant to Section 4.3.1 or 4.3.3 to HCG, Company shall include a report covering: (i) the gross sales of all Products subject to this Agreement sold by Company, its Affiliates and sublicensees, (ii) the Net Sales of all Products subject to this Agreement sold by Company, its Affiliates and its sublicensees, during the calendar quarter and the detailed calculation of the reconciliation between gross sales and Net Sales subject to this Agreement, showing those items allowed to be deducted from gross sales pursuant to the definition of Net Sales; (iii) the amounts payable in US Dollars with respect to Net Sales subject to this Agreement; (iv) the exchange rates used in determining the amount of Dollars. If no sales of Products subject to this Agreement have been made during any reporting period, Company will provide a statement to this effect to HCG.

4.3.7      HCG Warrant. The Company shall simultaneously with the execution hereof transfer to HCG a warrant for the purchase of Four Hundred Seventy Five Thousand (475,000) shares of Common Stock of the Company with a strike price of Five Dollars and Fifty Five Cents ($5.55) per share with a term extending until the date which is two years from the date of the first Approval of a Product.

4.4      Payment Currency. All amounts due under this Agreement shall be paid to the designated Party in United States dollars. The US dollar equivalent of Net Sales incurred in a currency other than U.S. Dollars shall be calculated using the methodology set forth in any license, strategic or collaborative partnership agreement with a third party generating such sales, or otherwise using the average of the spot rate (the “Closing mid-point rates” found in the “Dollar spot forward against the Dollar” table published by The Financial Times, or any other publication agreed to by the Parties) prevailing during the calendar quarter of the applicable payment.

4.5      Payments. All payments under this Agreement shall be made on or before the due date by electronic transfer in immediately available funds to the respective account designated in writing by HCG prior to such payment. All payments under this Agreement shall bear interest from thirty days following the date due until paid at a rate equal to one half of one percent per month calculated on the number of days such payments are paid after the date such payments are due.

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4.6      Books and Records. Company shall keep comprehensive books and records relating to this Agreement in accordance with GAAP. Such books and records shall document all gross sales and Net Sales, and include all information subject to audit pursuant to Section 4.7. All such books and records shall be maintained for three (3) years following the relevant year or such longer period as is required by Law.

4.7      Audits. These audit and adjustment provisions apply with respect to all payments due or owing pursuant to this Agreement. HCG shall have the right to have the applicable books and records of Company audited under appropriate confidentiality provisions for the sole purpose of verifying the accuracy of all financial, accounting and numerical information and calculations under this Agreement. Any such audit shall be conducted no more than once each year, and upon at least twenty (20) Business Days’ advance notice during normal business hours and in a manner that does not interfere unreasonably with the business of Company. The results of any such audit shall be delivered in writing to each Party. Any underpayment or overbilling determined by such audit shall promptly be paid or refunded by Company. If Company has underpaid or overbilled amounts due under this Agreement by more than five percent (5%) over any reporting period, Company shall also reimburse HCG for the cost of such audit (with the cost of the audit to be paid by HCG in all other cases), plus interest in accordance with Section 4.5, from the date of any such underpayment or overpayment.

4.8      Withholding; Taxes. Notwithstanding anything to the contrary, in the event any of the payments made by Company pursuant to this Article 4 become subject to withholding taxes under the laws of any jurisdiction, such amounts payable shall be reduced by the amount of taxes deducted and withheld, and Company shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to HCG an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable HCG to claim such payment of taxes. Any such withholding taxes required under applicable law to be paid or withheld shall be an expense of, and borne solely by, HCG. Company will provide HCG with reasonable assistance, at HCG’ expense, to enable HCG to recover such taxes as permitted by law.

4.9      Blocked Currency. Notwithstanding anything to the contrary, in each country where the local currency is blocked and cannot be removed from the country under such country’s applicable law, amounts accrued in that country shall be paid to HCG in such country in local currency by deposit in a local bank designated by HCG, unless the Parties otherwise agree.

4.10    HCG Repayment Right. Notwithstanding anything herein to the contrary, during the period: (a) beginning from the date that the Company secures a commercial partner for a Fentanyl Product, and at which point such commercial partner provides cumulatively at least **** of payments (a “Fentanyl Product Payment”) and (b) ending upon the Company’s public announcement of the commercial launch of such Fentanyl Product, HCG may exercise a right (the “Repayment Right”), by written notice to the Company, to terminate this agreement and require that the Company refund to HCG an amount equal to Five Million Dollars ($5,000,000). It is agreed that in the event a commercial partner for a Fentanyl Product is not secured and/or a cumulative Fentanyl Product Payment equal to at least

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**** is not secured, HCG may nonetheless exercise its Repayment Right at any time after January 1, 2009 and prior to the close of business on June 30, 2009. The Company agrees that, in the event it receives the Fentanyl Product Payment, it shall place Five Million Dollars ($5,000,000) of such Fentanyl Product Payment in a restricted bank account and shall not, without the prior written consent of HCG, draw upon or utilize such funds until the expiration of the Repayment Right.

ARTICLE 5

CONFIDENTIAL INFORMATION

5.1    Treatment of Confidential Information. During the term of this Agreement and for five (5) years thereafter, HCG shall maintain Confidential Information (as defined in Section 5.2) of the Company in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others (except for employees, agents and advisors under obligations of confidentiality) or use it for any purpose other than for tax or accounting purposes, and HCG agrees to exercise reasonable efforts to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, licensees, auditors or agents, which reasonable efforts shall be at least as diligent as those generally used by HCG in protecting its own confidential and proprietary information. HCG acknowledges that the confidentiality provisions of this Agreement shall be deemed to be an agreement to keep the Confidential Information in confidence as contemplated by Regulation FD promulgated by the Securities and Exchange Commission. In addition, HCG acknowledges and agrees that some of the Confidential Information may be considered “material non-public information” for purposes of the federal securities laws (“Insider Information”) and that HCG and its officers, employees, agents and affiliates will abide by all securities laws relating to the handling of and acting upon Insider Information.

5.2    Confidential Information. “Confidential Information” means all trade secrets or other proprietary information, including without limitation any proprietary data and materials (whether or not patentable or protectable as a trade secret), regarding Company’s technologies, products, business or objectives or regarding the Products or otherwise (including the Company’s business plans and results of operations generally), which is disclosed by Company to HCG. Notwithstanding the foregoing, there shall be excluded from the foregoing definition of Confidential Information any of the foregoing that:

 5.2.1      either before or after the date of the disclosure to HCG is lawfully disclosed to HCG, with no obligation of confidentiality, by third parties not in violation of any obligation to the Company; or

 5.2.2      either before or after the date of the disclosure to HCG becomes published or generally known to the public through no fault or omission on the part of HCG or its Affiliates; or

 5.2.3      is required to be disclosed by HCG to comply with applicable securities and other Laws, to defend or prosecute litigation or to comply with governmental regulations or the regulations or requirements of any stock exchange, provided that HCG

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provides prior notice of such disclosure to the Company and, subject to the reasonable advice and comment of the Company, takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

5.3      Confidentiality of this Agreement. The material financial terms of this Agreement shall be Confidential Information of the Company and, as such, shall be subject to the provisions of this Article 5.

5.4      Registration and Filing of the Agreement. To the extent, if any, that a Party concludes in good faith that it is required to file or register this Agreement or a notification thereof with any Governmental Authority, including without limitation the US Securities and Exchange Commission, or the US Federal Trade Commission, in accordance with applicable Laws, such Party shall inform the other Party thereof. Should either Party be required to submit or obtain any such filing, registration or notification, they shall cooperate, each at its own expense, in such filing, registration or notification and shall execute all documents reasonably required in connection therewith. In such filing, registration or notification, the Parties shall use commercially reasonable efforts to agree in advance on which provisions of this Agreement they will request confidential treatment of. The Parties shall promptly inform each other as to the activities or inquiries of any such Governmental Authority relating to this Agreement, and shall reasonably cooperate to respond to any request for further information therefrom on a timely basis.

5.5      Press Releases and Other Disclosures. No press release or other public announcement concerning the existence or terms of this Agreement shall be made, either directly or indirectly, by either Party hereto, without first obtaining the written approval of the other Party. Once any public announcement or disclosure has been approved in accordance with this Section, then either Party may appropriately communicate information contained in such permitted announcement or disclosure. Notwithstanding the foregoing provisions of this Article 5, Company may (a) disclose the existence and terms of this Agreement where required, as reasonably determined by Company, by applicable Law, by applicable stock exchange or Nasdaq regulation or by order or other ruling of a competent court and (b) disclose the existence and terms of this Agreement under obligations of confidentiality to auditors, legal counsel and investment bankers in connection with exploring the issuance of securities in a public transaction. Notwithstanding the foregoing provisions of this Section Article 5, HCG may (a) disclose the existence and terms of this Agreement where required, as reasonably determined by the HCG, by applicable Law, by applicable stock exchange or Nasdaq regulation or by order or other ruling of a competent court and (b) disclose the existence and terms of this Agreement under obligations of confidentiality to agents, auditors, advisors, contractors and investors and to potential agents, auditors, advisors, contractors and investors in connection with such HCG’ activities hereunder and in connection with such Party’s financing activities.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

6.1      Mutual Representations and Warranties. Company and HCG each represents and warrants that it (a) is duly organized, validly existing, and in good standing under the Laws of its incorporation; (b) is duly qualified and in good standing under the Laws of each

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (c) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (d) has or will obtain all necessary licenses, permits, consents, or approvals from or by, and has made or will make all necessary notices to, all Governmental Authorities having jurisdiction over such Party, to the extent required for the ownership and operation of its business, where the failure to obtain such licenses, permits, consents or approvals, or to make such notices, would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; and (e) is in compliance with its charter documents.

6.2      Acknowledgement by the Parties. Company and HCG each hereby warrants, represents and acknowledges that this Agreement and the obligations of the Company under this Agreement do not involve the sale, license, encumbrance or other transfer of any specific asset or right of the Company and that the obligation to make payments hereunder is a general obligation of the Company and not an encumbrance on any Company asset. HCG acknowledges and agrees that this Agreement does not grant to HCG any security interest in or to any asset or right of the Company and that the references to specific assets under this Agreement are included solely for the purpose of determining the timing and amount of payments due to HCG hereunder. By entering into this Agreement, HCG acknowledges that the Company has (i) previously granted a security interest in certain assets that will be used to determine the timing and amount of payments under this Agreement; and (ii) has full power, right and authority to sell, transfer, license or encumber in any manner, any of the assets of the Company, subject to restrictions or limitations contained in any of the Company’s agreements existing as of the date hereof.

ARTICLE 7

LIMITATION ON LIABILITY

NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, OR FOR LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

ARTICLE 8

TERM AND TERMINATION

8.1    Term. This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 4.3.4 above, shall continue in force until, on a country-by-country and product-by-product basis, the expiration of the last Valid Claim of an applicable Company Patent Right covering such product in such country.

8.2    Accrued Rights; Surviving Obligations. Notwithstanding any termination or expiration of this Agreement, neither Party shall be relieved of any obligations incurred prior to such termination or expiration, including without limitation payment obligations accrued prior to

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

such termination, provided that, notwithstanding the foregoing, in the event of a termination pursuant to Section 4.3.4 above, the Company shall be relieved of all payment obligations upon such termination except (i) the payment due under Section 4.3.4 and (ii) any quarterly payments overdue at the time of such termination. Sections 1, 5, 7, and 9 will survive termination or expiration of this Agreement. Upon any termination or expiration of this Agreement HCG shall promptly return to the Company all written Confidential Information, and all copies thereof, of the Company.

ARTICLE 9

MISCELLANEOUS

9.1      Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York, without regard to its conflicts of laws rules. The parties to this Agreement each consent to the in personam jurisdiction and venue of such courts. The parties agree that service of process upon them in any such action may be made if delivered in person, by courier service, by telegram, by telefacsimile or by first class mail, and shall be deemed effectively given upon receipt.

9.2      Waiver. Waiver by a Party of a breach hereunder by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision. No delay or omission by a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder shall operate as a waiver of any right, power or privilege by such Party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the Party granting the waiver.

9.3      Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address below and shall be: (a) delivered personally; (b) sent by registered or certified mail, return receipt requested, postage prepaid; (c) sent via a reputable nationwide overnight courier service; or (d) sent by facsimile transmission. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service, or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is on a Business Day; otherwise, on the next Business Day following such transmission).

Notices to Company shall be addressed to:

BioDelivery Sciences International, Inc.

2501 Aerial Center Parkway, Suite 205

Morrisville, NC 27560

Facsimile: 919-653-5161

Attention: Mark A. Sirgo, Pharm.D.

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

  Notices to HCG shall be addressed to:

  Hopkins Capital Group II, LLC

  324 South Hyde Park Ave., Suite 350

  Tampa, Florida 33606

  Facsimile: (813) 258-6912

Either Party may change its address by giving notice to the other Party in the manner provided above.

9.4      Entire Agreement. This Agreement (including Schedules) and the Warrant contains the complete understanding of the Parties with respect to the subject matter herein and supersedes all prior understandings and writings relating to such subject matter. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and signed by duly authorized representatives of Company and HCG.

9.5      Headings. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

9.6      Severability. If any provision of this Agreement is held unenforceable by a court or tribunal of competent jurisdiction because it is invalid or conflicts with any Law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected. In such event, the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose.

9.7      Assignment. Except as otherwise provided herein, neither this Agreement nor any of the rights or obligations hereunder may be assigned by Company without the prior consent of HCG; provided, however, that Company may assign this Agreement to an Affiliate or upon a Change of Control of Company without the consent of the other Party. Any attempted assignment by Company in violation hereof shall be void.

9.8      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, including without limitation, any successor or assignee of the Company Intellectual Property, who shall be bound by the obligations of Company in this Agreement.

9.9      Counterparts; Facsimile Signatures. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission shall be deemed to be original signatures.

9.10    Third-Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including, without limitation, any creditor of either Party. No such third party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

9.11      Relationship of the Parties. Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other, except as expressly provided in this Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee compensation or benefits of the other Party’s employees. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said other Party’s approval. Nothing in this Agreement shall be construed to establish a relationship of partners or joint venturers between the Parties.

[SIGNATURE PAGE FOLLOWS]

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the Effective Date.

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:
Name:
Title:

ARIUS PHARMACEUTICALS, INC.

By:
Name:
Title:

HOPKINS CAPITAL GROUP II, LLC

By:
Name:
Title:

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

SCHEDULE 1.4

QLT LICENSE

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

SCHEDULE 1.5

ARIUS TWO LICENSE

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

SCHEDULE 1.10

COMPANY PATENT RIGHTS

Docket Number/Subcase Case Type	Country Client	Application/Patent Number/Date	Status Publication Date

BSZ-0076-1/	United States of America	60/750191	Pending
PRO	BioDelivery Sciences Interntl, Inc.	13-Dec-2005
Title: ABUSE RESISTANT TRANMUCOSAL DRUG DELIVERY DEVICE

BSZ-0076-2/	United States of America	60/764619	Pending
PRO	BioDelivery Sciences Interntl, Inc.	02-Feb-2006
Title: ABUSE RESISTANT TRANMUCOSAL DRUG DELIVERY DEVICE

BSZ-0088-1/	United States of America	60/832725	Pending
PRO	BioDelivery Sciences Interntl, Inc.	21-Jul-2006
Title: TRANSMUCOSAL DELIVERY DEVICES WITH ENHANCED UPTAKE

BSZ-0088-2/	United States of America	60/839504	Pending
PRO	BioDelivery Sciences Interntl, Inc.	23-Aug-2006
Title: TRANSMUCOSAL DELIVERY DEVICES WITH ENHANCED UPTAKE

BSZ-0089-1/	United States of America	60/832726	Pending
PRO	BioDelivery Sciences Interntl, Inc.	21-Jul-2006
Title: TRANSMUCOSAL DELIVERY DEVICES WITH ENHANCED UPTAKE

BSZ-0092CA/	Canada	2268187	Pending
PCT	BioDelivery Sciences Interntl, Inc.	16-Oct-1997
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092CPDVCN/	United States of America	10/962833	Published
CON	BioDelivery Sciences Interntl, Inc.	12-Oct-2004	03-Mar-2005
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092CPDVCN2/	United States of America	11/069089	Published
CON	BioDelivery Sciences Interntl, Inc.	01-Mar-2005	07-Jul-2005
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0092CPDVRCE/	United States of America	09/684682	Pending
RCE	BioDelivery Sciences Interntl, Inc.	04-Oct-2000
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACE

BSZ-0092CPRCE/	United States of America	09/069703	Pending
CIP	BioDelivery Sciences Interntl, Inc.	29-Apr-1998
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092JP/	Japan	98519467	Pending
PCT	BioDelivery Sciences Interntl, Inc.	16-Oct-1997
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092JPDV/	Japan	2005182632	Pending
DIV	BioDelivery Sciences Interntl, Inc.	16-Oct-1997
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2CA/	Canada	2329128	Pending
PCT	BioDelivery Sciences Interntl, Inc.	29-Apr-1999
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2JP/	Japan	2000-054511	Published
PCT	BioDelivery Sciences Interntl, Inc.	29-Apr-1999	08-May-2002
Title: BIOERODABLE FILM FOR DELIVERY OF PHARMACEUTICAL COMPOUNDS TO
MUCOSAL SURVACES

BSZ-0092PC2JPDV/	Japan	2005233505	Published
DIV	BioDelivery Sciences Interntl, Inc.	29-Apr-1999	24-Nov-2005
Title: BIOERODABLE FILM FOR DELIVERY OF PHARMACEUTICAL COMPOUNDS TO
MUCOSAL SURVACES

BSZ-0093AU/	Australia	200426264974	Pending
PCT	BioDelivery Sciences Interntl, Inc.	20-Feb-2006
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

BSZ-0093CA/	Canada	2535846	Pending
PCT	BioDelivery Sciences Interntl, Inc.	16-Aug-2004
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

BSZ-0093CN/	United States of America	11/355312	Pending
CON	BioDelivery Sciences Interntl, Inc.	15-Feb-2006
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0093EP/	European Patent Convention	04 78 1250.8	Published
EPC	BioDelivery Sciences Interntl, Inc.	16-Aug-2004	31-May-2006
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

BSZ-0093JP/	Japan	2006-523962	Pending
PCT	BioDelivery Sciences Interntl, Inc.	16-Aug-2004
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

BSZ-0093MX/	Mexico	PA/a/2006/001776	Pending
PCT	BioDelivery Sciences Interntl, Inc.	16-Aug-2004
Title: ADHESIVE BIOERODIBLE TRANSMUCOSAL DRUG DELIVERY SYSTEM

BSZ-0094AU/	Australia	2003000238670	Pending
PCT	BioDelivery Sciences Interntl, Inc.	11-Apr-2003
Title: PROCESS FOR LOADING A DRUG DELIVERY DEVICE

BSZ-0095/	United States of America	10/763063	Pending
PRI	BioDelivery Sciences Interntl, Inc.	22-Jan-2004
Title: BIOERODIBLE FILM FOR DELIVERY OF PHARMACEUTICAL COMPOUNDS TO
MUCOSAL SURFACES

BSZ-0092/	United States of America	5800832	Granted
PRI	BioDelivery Sciences Interntl, Inc.	01-Sep-1998	18-Oct-2016
Title: BIOERODABLE FILM FOR DELIVERY OF PHARMACEUTICAL COMPOUNDS TO
MUCOSAL SURVACES

BSZ-0092AT/	Austria	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092AU/	Australia	729516B	Granted
PCT	BioDelivery Sciences Interntl, Inc.	17-May-2001	16-Oct-2017
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092AUDV/	Australia	769500	Granted
DIV	BioDelivery Sciences Interntl, Inc.	13-May-2004	16-Oct-2017
Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0092BE/	Belgium	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092CH/	Switzerland	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092CN/	United States of America	6159498	Granted
CON	BioDelivery Sciences Interntl, Inc.	12-Dec-2000	18-Oct-2016
	Title: BIOERODABLE FILM FOR DELIVERY OF PHARMACEUTICAL COMPOUNDS TO
	MUCOSAL SURFACES

BSZ-0092DE/	Germany	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092DK/	Denmark	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092EP/	European Patent Convention	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092ES/	Spain	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092FI/	Finland	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092FR/	France	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0092GB/	United Kingdom	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092GR/	Greece	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092IE/	Ireland	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092IT/	Italy	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092NL/	Netherlands	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2AT/	Austria	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2AU/	Australia	746339B	Granted
PCT	BioDelivery Sciences Interntl, Inc.	01-Aug-2002	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2BE/	Belgium	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2CH/	Switzerland	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0092PC2DE/	Germany	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2DK/	Denmark	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2EP/	European Patent Convention	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2ES/	Spain	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2FI/	Finland	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2FR/	France	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2GB/	United Kingdom	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2GR/	Greece	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2IE/	Ireland	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

Confidential Treatment Requested For Portions of This Exhibit Denoted With “****”

BSZ-0092PC2IT/	Italy	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2LU/	Luxembourg	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2NL/	Netherlands	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2PT/	Portugal	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092PC2SE/	Sweden	1079813	Granted
EPC	BioDelivery Sciences Interntl, Inc.	09-Feb-2005	29-Apr-2019
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES

BSZ-0092SE/	Sweden	973497	Granted
EPC	BioDelivery Sciences Interntl, Inc.	11-Dec-2002	16-Oct-2017
	Title: PHARMACEUTICAL CARRIER DEVICE SUITABLE FOR DELIVERY OF
	PHARMACEUTICAL COMPOUNDS TO MUCOSAL SURFACES